UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2008
COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:                           (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 25, 2008, Byron O. Pond informed the company that he will retire from his position as a Director of Cooper Tire & Rubber Company effective immediately prior to our next Annual Meeting of Stockholders to be held on Tuesday, May 6, 2008 (the “Annual Meeting”).
     On April 28, 2008, Arthur H. Aronson informed the company that he will retire from his position as a Director of Cooper Tire & Rubber Company effective immediately prior to our Annual Meeting.
     We expected Messrs. Aronson and Pond would retire immediately prior to our Annual Meeting and previously disclosed such expectation in our 2008 proxy statement filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
	By:	/s/ James E. Kline
		Name:	James E. Kline
Date: May 1, 2008		Title:	Vice President, General Counsel and Secretary